UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

Amendment No. 1

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2018

_______________________________________________________________

NOBLE VICI GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54761	42-1772663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

36 Kaki Bukit Place

#04-01 Singapore 416214

Singapore

(Address of principal executive offices) (Zip Code)

+6568424329
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K of Noble Vici Group, Inc. ( the “Company”) (originally filed with the Securities and Exchange Commission on March 27, 2018) (the “Original Filing”) is being filed to correct certain clerical errors, including an erroneous reference to Sin Chi Yip as the Secretary of the Company. Except where explicitly stated, this Amendment speaks as of the Original Filing date, does not reflect events that may have occurred subsequent to the Original Filing date, and does not modify or update in any way disclosures made in the Original Filing.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 27, 2018, Lim Yew Chuan, the director, Chief Executive Officer, Chief Financial Officer and Secretary of Noble Vici Group, Inc. (the “Company”), resigned from all of his positions as director, Chief Executive Officer, Chief Financial Officer and Secretary of the Company. Mr. Lim’s decision to leave the Board and his executive officer positions with the Company is due to personal reasons and not due to any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Effective March 27, 2018, the following individuals were appointed to serve in the capacities set forth next to their names until his successor(s) shall be duly elected or appointed, unless he resigns, is removed from office or is otherwise disqualified from serving as an executive officer or director of the Company:

Name	Office(s)
Eldee Tang	Chief Executive Officer and Director
Sin Chi Yip	Chief Financial Officer
Jon Lim Yee Chuan	Chief Operating Officer and Secretary

Sir Eldee Tang, age 42, joined us as our Chief Executive Officer and Director on March 27, 2018. He has served as a Partner and Executive Director of Venvici Pte. Ltd., a SME that focuses on crowdsourcing in e-commerce and mobile commerce technology, since April 2015. Mr. Tang founded Noble Infotechoblogies Pte. Ltd., a data analytics company focusing on financial IT infrastructure technologies, and has served as its Managing Director since 2006. Mr. Tang also founded Infinite Lifestyle Pte. Ltd., a wellness and related product company, and served as its Managing Director from April 2006 to 2012. Mr. Tang received his Diploma in Electronic and Computer Engineering from Ngee Ann Polytecchnic in Signapore in 1996, his Masters in Business Administration from the University of South Australia in 2008 and his Doctorate in Business Administration from the International America University in Los Angeles in 2016.

Mr. Tang is a seasoned entrepreneur in the e-commerce and fintech industry. He is the recipient of numerous distinguished business awards including the Most Promising Entrepreneur Award from Asia Pacific Entrepreneur Award (APEA) in 2010 as well as the Global Outstanding Young Chinese Award by the Global Chinese Outstanding Youth in 2016. In 2017, he was knighted by the Sovereign Order of Saint John of Jerusalem, Knights of Malta for his philanthropic contributions.

Yip Sin Chi, age 42, joined us as our Chief Financial Officer on March 27, 2018. Prior to joining the company, he served as the Chief Financial Officer of Thong Yong International Pte. Ltd., a shipping vessel development and construction company with a portfolio of 20 vessels operating in Singapore, Middle East, Malaysia, China, Indonesia and the Netherlands, since October 2008. From September 2006 to September 2008, Mr. Chi served as the Finance Manager of CIMC Raffles Offshore Ltd., a shipyard that specializes in constructing offshore vessels. Mr. Chi served as an account at Acumen Engineering Pte. Ltd, a plastic resins distribution company, from January 2003 to August 2006. He began his career as an auditor with Deloitte & Touche LLP in 2000 until he departed in 2003. Mr. Chi received his Bachelor of Accountancy and Executive Masters in Business Administration from Nanyang Technological University (Singapore) in 2000 and 2012, respectively. He also participated in the Advanced Management Program from the University of California, Berkeley in 2011.

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Jon Lim Yee Chuan, age 46, joined us as our Chief Operating Officer and Secretary on March 27, 2018. Prior to joining the company, he served as the Vice President of Finance and HR of Venvici Pte. Ltd., a SME that focuses on crowdsourcing in e-commerce and mobile commerce technology, from July 2016 to March 2018. From October 2010 to April 2017, Mr. Chuan was the Chief Financial Officer of the Singapore branch of HL Display, a global market leader in in-store communications and merchandising manufacturer. From September 2008 to August 2010, he served as the Chief Financial Officer of Iknow Pte Ltd., a Singapore based company that designs, distributes and retails IT products and services in more than 100 retail outlets. From January 2006 to 2008, Mr. Chuan served as the Financial Controller of Verigy (Singapore), which is a spin-off of Agilent Technologies. Prior to joining Verigy, he served as the Manager of Corporate Finance for OCBC Bank. Mr. Chuan served as the Group Finance Manager of Pacific Internet, a former NASDAQ listed company that was ultimately acquired by Telstra, Australia’s largest telecommunications and media company, from June 2003 to March 2005. From January 1998 to February 2003, Mr. Chuan served as the Financial Supervisor of KLA-Tencor (NASDAQ: KLAC). Mr. Chuan holds a Master of Business Administration and Bachelor Degree in Accountancy from Santa Clara University.

The foregoing individuals will not receive compensation in connection with their service as our executive officers or on our Board of Directors.

None of Messrs. Tang, Yip or Chuan has a direct family relationship with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE VICI GROUP
Dated: April 27, 2018

	By:	/s/ Eldee Tang
Eldee Tang
Chief Executive Officer and Director

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